Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY “[***]”, HAS BEEN EXCLUDED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED

Amendment #2 to Flextronics Design and Manufacturing Services Agreement (MSA)

THIS AMENDMENT #2 to the Flextronics Manufacturing Services Agreement dated September 28, 2012 as last amended on October 1st, 2018, (“Agreement”) between FireEye Incorporated, having a place of business at 601 McCarthy Blvd., Milpitas, California 95035 (“Customer”) and Flextronics Telecom Systems, Ltd., having a place of business at Suite 402, St. James Court, St. Denis Street, Port Louis, Mauritius (“Flextronics”) shall be effective April 1, 2019 (“Amendment Effective Date”).

WHEREAS, Customer and Flextronics desire to amend the Agreement for activities occurring thereunder on or after the Amendment Effective Date.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Customer and Flextronics agree as follows:

1. Pricing:

Manufacturing value added markup (“VAM”) percentage will be set globally based on enclosed attachment entitled “Flex Response to FireEye RFQ 14 April 17 v.8” attached as Exhibit A. Exhibits B (Manufacturing Assumptions) and Exhibit C (the Applicable RFQ) are also attached to this Amendment #2 and incorporated by reference.

Mutually agreed pricing for materials will be established through a quarterly price roll.

2. This Amendment #2 shall automatically expire on April 1, 2022.

3. Except as amended herein, all terms and conditions of the Agreement shall remain in full force and effect. Notwithstanding anything to the contrary set forth in the Agreement in the event of a conflict between the terms of the Agreement and the terms of this Amendment #2, this Amendment # 2 shall control.

IN WITNESS WHEREOF, Customer and Flextronics have caused the Amendment #2 to be signed and delivered by their duly authorized representatives, all as of the Amendment Effective Date.

FireEye Incorporated	FLEXTRONICS TELECOM SYSTEMS LTD.

By: /s/ Frank Verdecanna	By: /s/ Manny Marimuthu
Printed Name: Frank Verdecanna	Printed Name: Manny Marimuthu
Title: EVP & CFO	Title: Director
Date: 4/29/19	Date: April 25, 2019

EXHIBIT A

Product Pricing

Blended
Total
Location	Milpitas/Zala

VAM	[***]%
Prices valid until June 30, 2022

Service Pricing
	Two Sites	Single Site
Repair	$[***]	$[***]	Additional work- original process plus - media sanitization, re-running IST,SFT, Imaging and than move DOF - additional time in minutes
Refurb	$[***]	$[***]	Additional work- original process plus but add media sanitization prior to original process
Mandiant	$[***]	$[***]	configuration and licensing starting 2/1
DoF Domestic	$[***]	$[***]
DOF International	$[***]	$[***]

Note: Additional costs associated with VAT documentation in Zala will be charged separately.
Service sites available are Zala, Milpitas, Austin, and Memphis
DOF charges per order.

Customs Charges

Document type	Cost	Pricing	Comment
ATR	$[***]	per document	This is needed when shipping to Turkey. There are not many shipments to Turkey.
T1-document	$[***]	per document	This is needed when shipping 'bonded' status goods within the EU, in order to keep bonded status. Rarely needed (no T1 issued on FireEye account by Zala)
EX-1 document	$[***]	per document	This is needed for every order shipping to outside of EU location. The document and charge is per order, not per unit.
COM2TL(Reunion Islands)	$[***]	per document	This is needed when shipping by road transport from an EU location to another EU location, but the goods travel through non EU country. On FireEye account this has never been needed.
IM-4	$[***]	per IM4	This is an import declaration, but was never used on FireEye account. After reviewing it is likely this will not be needed.
Eur1	$[***]	per document
This is a document that can be used if [***]% or more of the raw components used to make the end product, are manufactured in the Hungary. Currently this is not the case for FireEye, so this is not used.

FormA	$[***]	per document	This is a document that confirms the ship from location (similar to COO). This has never been used so far on FireEye account.
CVO	$[***]	per document
This is CVO or COO, which is a certificate of origin document. This is requested by the customer. It is quite rare and we see 2-3 per month on average. The most common destination where this is requested for, is shipment to Israel. Also Middle East shipments sometimes request this.

Legalization		defined per shipment/destination	This is here for one off requests, if some special requirement is needed. This would be quoted per occurrence.
customs clearance	$[***]	per document
This is cost associated to customs clearance (placing goods into free circulation), for FGI goods coming in from Non-EU location. In the past this was needed for units that were Milpitas manufactured. This is now very rare. Also cost is per order.

EXHIBIT B

Assumptions Associated with the Quote:
·       Space is at [***] sqft for Production and DOF and [***] sqft for RMA. This includes pallet space for [***] pallets. ([***] pallets in Zala)
·       IDL is set at [***] people with DL varying with volume (less for Zala).
·       NRE will be charged for FireEye specific requirements (example: installing or removing a chamber)
·       FMT will require only [***] min of touch and attendant time. FireEye will supply the test hardware.
·       Assume that licensing will occur at the same time as the build for those products requiring a manual license.
·       Assume for imaging that a 3rd party unit will need to be unpacked prior to imagining and then repackaged.
·       Pass through systems will not require repackaging.
·       No testing required for FRUs.
·       [***]% out of box audit for systems and minimum ORT requirement.
·       Flex would not need to phase production from domestic to overseas as this model is currently in place.
·       RMA pricing includes Return to Vendor (RTV) activities.
·       Licensing will be done by Flextronics, not FireEye employees.
·       Assumes all subsystem suppliers are on SMI or VMI.
·       Additional shifts worked at quarter end will be considered overtime.
·       Assume [***] pallet spaces for this quote to be used for FGI and raw material. Additional pallet spaces would be charged at $[***]/pallet/mo.
·       Without a team fee, a freight and handling charge would be required for shipping between sites.
·       All prices are EXW factory of origination.

Manufacturing Assumptions:

PN		12500VX-HW	4500NX-HW	5500EX-HW	5500NX-HW	7500CM-HW	8500EX-HW	9500CM-HW	2000CC-TAP-HW	2550NX-HW	3500EX-HW	4000SX264PX-HW	4500CM-HW	4502HX-HW	5500VX-HW	5550AX-HW	1000HN16-IA-HW	1004ESS16PX-HW	2000HN48-IA-HW	2004ESS48PX-HW	2040ESS48PX-HW	1500NX2-HW	2500NX-HW	250CC-HW	250PX-HW	AFO-10G-HW	SSL-10150-HW
No Demand
BOX STANDARD Section
Assembly & Packing (Operator)	minutes	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Assembly & Packing Technician	minutes	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Hipot Time	minutes	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Hipot Yield	%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
Equipment Cost	USD	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Box Test 1 - Pre ESS	minutes	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Box Test 1 Yield	%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
Box Test 1 Unattended TEST Time	minutes	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Box Test 2 - Post ESS	minutes	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Box Test 2 Yield	%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
Box Test 2 Unattended TEST Time	minutes	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Box Test 3 - FT/Image	minutes	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Box Test 3 Yield	%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
Box Test 3 Unattended TEST Time	minutes	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

QA / Audit	minutes	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

EXHIBIT C

Included in the attached worksheets are the following:

1) FireEye "2018 Hardware Forecast" (estimated) for new products we plan to introduce in 2017 as well as legacy models that will be replaced during early 2018

2) Individual tabs for each of the new platforms; "[***]", "[***]", "[***]"
*Note that we do not have complete BOM's with AVL for these new products yet. For now we can share high level configurations that we believe will be the plan of record for Q2'17 and Q3'17 FCS
*2018 forecast is estimate based off 2017 forecast and transitioning the demand of existing platforms to new platforms with a conservative estimate of flat growth in hardware shipments year over year

3) Individual tabs for the "PX" series of products
*PX series contains more detailed BOM's and AVL as these are currently shipping and will continue until the end of 2017, possibly into the first part of 2018
*PX series will refresh end of 2017/early 2018 and reduce SKU count from ~[***] today to somewhere around ~[***]-[***] models and will leverage the [***] platforms socialized in the previous RFP documents

4) A tab for our Evaluation and Professional Services business which leverages consigned units that require refurbishment

Expectations:

Suppliers should use the material costs supplied in this RFQ along with the 2018 forecast to assemble a formal quote which includes:

*Transformation cost for the various services requested by model (detailed below)
**Transformation cost should be broken down in as much detail as possible where applicable (i.e. Material Markup, MFG Overhead, Direct Labor - Assembly, Direct Labor - Test, SG&A, Profit)
**Transformation cost should be represented as a % of material cost (markup) anytime a % is referenced. This is how your quote will be assessed vs your competitors.
*Any additional costs tied to the production, fulfillment, or out of warranty repair for these models
*A cost overview for our refurbishment business, reflecting costs of performing the refurb work and fulfilling orders for our consigned product.
*Note materials costs (packaging, foam, accessory kits) are not required for your quotation. Please focus on the labor costs for the refurbishment and fulfillment services.

Supply Chain Models:

Each of the products in the 2018 forecast tab have a respective supply chain model that we follow for that given product. Details are as follows:

*Full Production: Parts are sourced by supplier (you) per FireEye forecast and systems are built from scratch, including integration of chassis/motherboard/cpu/hdd/nic/memory; Full system test and software imaging via FireEye FMT; stage for order fulfillment to FireEye end customer

*Full Production + DOF License: As noted above in Full Production PLUS apply a license key manually during the order fulfillment process

*Barebones +HDD/NIC/MEM: Sub-assembly is sourced by supplier (you) from FireEye technology partner (i.e. [***] or [***]). Sub-assembly will arrive at supplier with motherboard/PSU/CPU pre-installed in chassis. Supplier will add hard drives, memory, NIC cards (varies by model) and run full system test and software image via FireEye FMT; stage for order fulfillment to FireEye end customer

*Image Only: Fully assembled system is sourced by supplier (you) and run through FireEye FMT to have the latest software image loaded; stage for order fulfillment to FireEye end customer

*Pass Through: Fully built/tested/imaged system is purchased by supplier (you) and staged for order fulfillment to FireEye end customer

*Refurbish and Fulfill Order: take a returned Eval or Professional Services unit and re-test/re-image using FireEye FTM, re-box and ship to our customer upon order receipt